Exhibit 99.1

Psychedelic Science Leader Eleusis to Become Public Company in Merger with
Silver Spike Acquisition Corp. II

●	Business combination with Silver Spike Acquisition Corp. II (Nasdaq: SPKB) expected to generate gross proceeds of up to $288 million and implies a combined enterprise value of $446 million
●	Eleusis pioneers the development of psychedelic drug candidates in the life sciences space, with the goal of transforming psychedelics into broadly accessible medicines
●	Eleusis designed ELE-Psilo, a proprietary psilocybin-based drug candidate that is formulated for IV infusion and in development for the treatment of depression
●	ELE-Psilo program expected to enter clinical trials in Q2 2022 and to target the pressing need for rapid-acting antidepressants compatible with existing healthcare infrastructure and insurance
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Eleusis secured an Innovation Passport Designation for ELE-Psilo in adult treatment-resistant depression under the U.K. Medicines and Healthcare products Regulatory Agency’s Innovative Licensing and Access Pathway (“ILAP”), offering the potential to accelerate time to market

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Merger also to support nationwide expansion of Eleusis’s subsidiary Andala, which manages in-network drug therapy clinics targeting the “last mile” challenge of psychedelic care delivery to address a potential $7 billion U.S. health care services opportunity

LONDON and NEW YORK – January 20, 2022 – Eleusis, a clinical-stage life science company that aims to unlock the therapeutic potential of psychedelics, and Silver Spike Acquisition Corp. II (“SPKB”) (NASDAQ: SPKB/SPKBU/SPKBW), a publicly traded special purpose acquisition company (“SPAC”) sponsored by an affiliate of Silver Spike Capital (“Silver Spike”), announced today that they have signed a definitive business combination agreement expected to make Eleusis a public company. Upon the close of the transaction, the combined company will be operated through Eleusis Inc., a new holding company, and will apply to have its common stock listed on Nasdaq under the symbol “ELEU.”

Founded in 2013, Eleusis is dedicated to transforming psychedelics into medicines. ELE-Psilo, Eleusis’s lead drug candidate, is being developed to treat depression and is expected to enter Phase I trials in 2022, subject to regulatory authorization. Eleusis designed ELE-Psilo, if FDA-approved, to be compatible with existing U.S. healthcare infrastructure and insurance coverage and reimbursement requirements.

Third-party clinical studies investigating oral psilocybin have reported compelling anti-depressant effects. When administered orally, however, psilocybin may only be “halfway” to a modern medicine. Academic trials of oral psilocybin revealed considerable variability in patients’ absorption and metabolism rates at identical doses, which may result in unpredictable pharmacokinetics and pharmacodynamics. Combined with the lengthy treatment and observation periods in these trials – up to 6 hours – oral psilocybin could prove impractical for broad therapeutic use, even if it secured FDA-approval.

Eleusis formulated ELE-Psilo to deliver psilocin, the active ingredient in psilocybin, via IV infusion. IV-administered psilocin has the potential to offer more consistent therapeutic effects to patients, more controllable therapies to clinicians, and shorter treatment times – planned to be two hours or less – than orally-administered psilocybin exhibited in third-party clinical studies.

Further, Eleusis’s subsidiary Andala plans to solve the practical, “last mile” challenges of interventional psychiatric therapy. It is a care delivery management company dedicated to managing clinics that offer patients safe and convenient access to psychiatric drug therapies, potentially covered and reimbursed by insurance. Currently, its managed clinics provide access to FDA-approved drug therapies like SPRAVATO (esketamine). Andala aims to establish a nationwide care delivery platform that will offer patients access to all psychedelic drug therapies approved by the FDA in the future.1

“This is an ideal moment for Eleusis to go public with a partner like Silver Spike,” said Shlomi Raz, CEO and founder of Eleusis. “We are thrilled to work with the Silver Spike team, whose extensive financial and industry experience complement our expertise.  We believe access to public capital markets will accelerate our efforts to transform psychedelics into modern medicines, and ultimately offers the potential to improve millions of patients’ lives while creating long-term value for our shareholders.”

Silver Spike Acquisition Corp. II is a $287.5 million SPAC sponsored by Silver Spike, an asset manager with deep expertise in health, wellness and cannabis investments. The team’s experience includes the completed merger of Silver Spike’s first SPAC, Silver Spike Acquisition Corp., with WM Holding Company, a leading technology and software infrastructure provider to the cannabis industry.

Scott Gordon, CEO and Chairman of SPKB, and CEO and Founder of Silver Spike, added, “At Silver Spike, we believe that realizing the vast therapeutic potential of psychedelics will require companies like Eleusis to develop practical solutions to accelerate mainstream adoption and spur innovation that leads to approved psychedelic therapies that are both accessible and affordable. In addition, Andala’s groundbreaking work managing clinics to address the ‘last mile’ challenge of psychedelics is consistent with our investment thesis in alternative health and wellness categories – find the companies that enable an entire market to scale. We believe Eleusis has identified the ‘end game’ of developing psychedelic drug therapies, and we are excited to be playing a role in potentially realizing its inspiring vision."

Eleusis expects to use the proceeds received from SPKB’s trust account in the transaction to support clinical development of ELE-Psilo, early stage drug discovery and translational research, and the nationwide expansion of Andala-managed clinics.

Mr. Raz will continue to serve as CEO of the combined company, and the combined company’s Board of Directors is expected to include current Eleusis board members and Scott Gordon from SPKB. Earlier in 2021, Eleusis welcomed four new directors to its Board: David Socks, former CEO of Phathom Pharmaceuticals, joining as Chairman, Robert Hershberg, M.D., Ph.D., former CBO and CSO of Celgene, John Tucker, CEO of SC Pharmaceuticals, and Esther van den Boom, Managing Partner at van den Boom & Associates.

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1          Eleusis expects to divest Andala in whole or in part in advance of any potential FDA approval of ELE-Psilo or any other drug candidate developed and/or marketed by Eleusis to mitigate the regulatory risks associated with Eleusis’s affiliation with clinics in a position to purchase, order or recommend any FDA-approved therapies developed or marketed by Eleusis.

Transaction Overview

The transaction implies a combined company enterprise value of approximately $446 million. All Eleusis equity held by existing Eleusis shareholders and other investors, including Eleusis’s management, will roll in the transaction into equity of the combined company and will be subject to a one-year lockup, subject to certain exceptions and early release in certain circumstances. Existing Eleusis shareholders and other investors will additionally receive earnout consideration at the closing of the transaction representing approximately 14% of an adjusted measure of the enterprise value of the combined company, which will vest only if and when the combined company’s stock price exceeds certain targets during the three-year period after the closing of the transaction. Upon completion of the transaction, the current owners of Eleusis will retain approximately 49% ownership of the combined company, assuming no redemptions by SPKB’s public shareholders and excluding the earnout consideration.

The combined company expects to receive up to $287.5 million of gross proceeds from SPKB’s trust account, assuming no public shareholders of SPKB exercise their redemption rights and before transaction expenses.

The boards of directors of both SPKB and Eleusis have unanimously approved the transaction. The transaction is expected to close in the second or third quarter of 2022, subject to customary closing conditions, including the receipt of regulatory approvals and approval by SPKB’s shareholders.

Canaccord Genuity LLC is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Eleusis. Credit Suisse Securities (USA) LLC served as financial and equity capital markets advisor and Cantor Fitzgerald & Co. served as capital markets advisor to Silver Spike Acquisition Corp. II, and Davis Polk & Wardwell LLP is serving as its legal advisor.

Investor Presentation Information

Eleusis and Silver Spike have prepared a prerecorded investor presentation. Interested parties may view the prepared remarks on Eleusis' website at eleusisltd.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About Eleusis

Founded in 2013, Eleusis is a life science company dedicated to transforming psychedelics into mainstream medicines, The company’s comprehensive discovery and development capabilities, together with the care delivery platform of Andala-managed clinics, are designed to target a broad spectrum of unmet needs within and beyond psychiatry.

About Silver Spike Acquisition Corp. II

Silver Spike Acquisition Corp. II, an affiliate of Silver Spike Capital, is a blank check company focused on the cannabis and alternative health and wellness industries, formed for the purpose of effecting a merger, amalgamation, share exchange, share purchase, reorganization, or similar business combination with one or more businesses.

Its management team and board of directors are composed of veteran cannabis and finance industry executives and founders, including Scott Gordon, founder and CEO of the company, and Dr. Orrin Devinsky, director of the company, who is the director of the NYU Langone Comprehensive Epilepsy Center and is a professor of neurology, neuroscience, psychiatry and neuroscience at the NYU School of Medicine and who since 2016 has served as Chair of the Medical Advisory Board at Tilray.

About Silver Spike Capital

Silver Spike Capital is an investment manager dedicated to credit- and equity- related opportunities in the cannabis and alternative health and wellness industries.  Established in 2019, the firm has raised over $1 billion of private and public market capital dedicated to the sector.

The $1.5 billion business combination of the firm's first SPAC, Silver Spike Acquisition Corp, with WH Holdings, a leading technology platform for the cannabis industry and operator of WeedMaps (Nasdaq: MAPS), represents one of the largest equity checks ever written in the cannabis sector at nearly $600 million of cash proceeds.

Separately, in 2019, the firm launched the Silver Spike Alternative Health Partners Fund to focus primarily on psychedelics-related businesses and has since made several investments in a variety of operating companies encompassing both drug development and care delivery.

Silver Spike Capital is headquartered in New York with a satellite office in Toronto.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the federal securities laws, with respect to the proposed transaction between Eleusis Holdings Limited (“Eleusis”) and Silver Spike Acquisition Corp. II (“Silver Spike”). These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” or the negatives of these words or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the benefits of the transaction, the anticipated timing of the transaction, Eleusis’s product candidates and expected markets, and Eleusis's projected future results. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Such forward-looking statements are based upon the current beliefs and expectations of the management of each of Silver Spike and Eleusis and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Silver Spike's securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement and plan of merger by the shareholders of Silver Spike, the availability of the minimum trust account amount following redemptions by Silver Spike's public shareholders and the receipt of certain governmental and regulatory approvals, (iii) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement and plan of merger, (v) the effect of the announcement or pendency of the transaction on Eleusis’s business relationships, performance, and business generally, (vi) risks that the proposed transaction disrupts current plans of Eleusis and potential difficulties in retention of Eleusis’s employees as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against Eleusis or against Silver Spike or Eleusis Inc. (“NewCo”) related to the business combination agreement and plan of merger or the proposed transaction, (viii) the ability of NewCo's securities to qualify to list on The Nasdaq Capital Market, (ix) volatility in the price of Silver Spike's securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Eleusis plans to operate, variations in performance across competitors, changes in laws and regulations affecting Eleusis’s business and changes in the combined capital structure, (x) the impact of the global COVID-19 pandemic, (xi) the enforceability of Eleusis's intellectual property, including its trademarks, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xii) the ability of Eleusis to protect its intellectual property and confidential information of its customers, (xiii) unexpected costs, charges, or expenses resulting from the proposed transaction, (xiv) evolving legal, regulatory and tax regimes, (xv) the possibility that Eleusis may be adversely affected by other economic, business and/or competitive factors, (xvi) actions by third parties, including government agencies, and (xvii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Silver Spike’s Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus included therein discussed below and other documents filed by Silver Spike and NewCo from time to time with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements as a predictor of future results, performance and/or achievements as projected financial information and other information are based on estimates and assumptions, whether or not identified in this document, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of the parties involved in the proposed transaction. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Eleusis, NewCo and Silver Spike assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Eleusis, NewCo or Silver Spike gives any assurance that any of Eleusis, NewCo and Silver Spike will achieve its expectations.

Additional Information and Where to Find It

This document relates to a proposed transaction between Eleusis and Silver Spike. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Silver Spike and NewCo intend to file a registration statement on Form S-4 that will include a preliminary proxy statement for the solicitation of Silver Spike shareholder approval and prospectuses of Silver Spike and NewCo. The proxy statement/prospectus will be sent to all Silver Spike shareholders. Silver Spike and NewCo also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SILVER SPIKE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that are or will be filed with the SEC by Silver Spike and NewCo through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Silver Spike and NewCo may be obtained free of charge at silverspikecap.com or by written request to Silver Spike at 660 Madison Ave, Suite 1600, New York, New York 10065.

Participants in Solicitation

Silver Spike, NewCo and Eleusis and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Silver Spike’s shareholders in connection with the proposed transaction. Information about Silver Spike’s directors and executive officers and their ownership of Silver Spike’s securities is set forth in Silver Spike’s filings with the SEC. To the extent that holdings of Silver Spike’s securities have changed since the amounts printed in Silver Spike’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/ prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Media and Investor Contacts

For Eleusis:

Alex Speiser, Corporate Development Director
Email: alexander.speiser@eleusisltd.com

For SPKB and Silver Spike Capital:

Investors:
Bill Healy, Partner and Head of Capital Formation
Bill@silverspikecap.com
212-905-4933

Media:
Alan Oshiki and Will Braun, Abernathy MacGregor
SilverSpikeCapital@abmac.com
212-371-5999